EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned certifies that to the best of his knowledge (1) this Annual Report of Corporate Capital Trust, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2013, as filed with the Securities and Exchange Commission on the date hereof (this “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and (2) the information contained in this Annual Report fairly presents, in all material respects, the financial condition of the Company as of December 31, 2013 and December 31, 2012 and its results of operations for the year ended December 31, 2013.

Date: March 20, 2014	/s/ Andrew A. Hyltin
ANDREW A. HYLTIN
Chief Executive Officer
(Principal Executive Officer)

Date: March 20, 2014	/s/ Paul S. Saint-Pierre
Paul S. Saint-Pierre
Chief Financial Officer
(Principal Financial Officer)